UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 28, 2021

180 LIFE SCIENCES CORP.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-38105	81-3832378
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

830 Menlo Avenue, Suite 100 Menlo Park, CA	94025
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: 650-854 4400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	ATNF	The NASDAQ Stock Market LLC
Warrants to purchase shares of Common Stock	ATNFW	The NASDAQ Stock Market LLC

EXPLANATORY NOTE

As previously disclosed, on November 6, 2020, KBL Merger Corp. IV (as it was known prior to the closing of the Business Combination (defined below), which has since changed its name to 180 Life Sciences Corp., referred to herein as “KBL” (prior to the Business Combination) and the “Company” after the Business Combination) consummated the previously announced business combination (the “Business Combination”) following a special meeting of stockholders, where the stockholders of KBL considered and approved, among other matters, a proposal to adopt that certain Business Combination Agreement (as amended, the “Business Combination Agreement”), dated as of July 25, 2019, entered into by and among KBL, KBL Merger Sub, Inc. (“Merger Sub”), 180 Life Corp. (f/k/a 180 Life Sciences Corp.) (“180 LS”), Katexco Pharmaceuticals Corp. (“Katexco”), CannBioRex Pharmaceuticals Corp. (“CBR Pharma”), 180 Therapeutics L.P. (“180 LP” and together with Katexco and CBR Pharma, the “180 Subsidiaries” and, together with 180, the “180 Parties”), and Lawrence Pemble, in his capacity as representative of the stockholders of the 180 LS Parties (the “Stockholder Representative”). Pursuant to the Business Combination Agreement, among other things, Merger Sub merged with and into 180 LS, with 180 LS continuing as the surviving entity and a wholly-owned subsidiary of KBL (the “Merger”). The Merger became effective on November 6, 2020 (the closing of the Merger being referred to herein as the “Closing”). In connection with, and prior to, the Closing, 180 LS filed a Certificate of Amendment of its Certificate of Incorporation in Delaware to change its name to 180 Life Corp., and KBL changed its name to 180 Life Sciences Corp. References to “KBL” in this report refer to 180 Life Sciences Corp. (formerly KBL Merger Corp. IV) before the Closing of the Business Combination and references to the “Company” refer to 180 Life Sciences Corp. (formerly KBL Merger Corp. IV) after the Business Combination, unless the context suggests otherwise.

As previously reported in the Company’s Current Report on Form 8-K, filed with the Securities and Exchange Commission (the “Commission” or the “SEC”) on December 31, 2020, on December 29, 2020, the Board of Directors of the Company concluded, after discussion with the Company’s management and the independent registered public accounting firm for KBL, that the consolidated financial statements of the Company, which were prepared by the former KBL management, for the interim period ended September 30, 2020, should no longer be relied upon due to errors in the consolidated financial statements and should be restated.

Item 3.02. Unregistered Sales of Equity Securities.

From January 15, 2021 to January 21, 2021, the holders of the Company’s convertible promissory notes sold pursuant to that certain Securities Purchase Agreement, dated as of June 12, 2020, among the Company, the investors signatory thereto, and Dominion Capital LLC as purchaser agent (the “Purchase Agreement”), converted an aggregate of $916,667 of principal and interest owed under such convertible notes into an aggregate of 338,393 shares of our common stock, pursuant to the terms of such notes, as amended, at conversion prices of between $2.45 and $2.86 per share. The current balance of the outstanding convertible promissory notes sold pursuant to the Purchase Agreement are currently approximately $717,111.

The shares issuable upon conversion of the convertible notes have been registered on a resale registration statement.

We claim an exemption from registration provided by Section 3(a)(9) of the Securities Act of 1933, as amended, for the above issuances.

Item 4.02. Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On August 20, 2020, the Company filed a Quarterly Report on Form 10-Q with the SEC for the fiscal quarter ended June 30, 2020.

On January 28, 2021, the Board of Directors of the Company concluded, in connection with the preparation of the restated financial statements for the quarter ended September 30, 2020, and after discussion with the Company’s management and the independent registered public accounting firm for KBL, that the consolidated financial statements of the Company, which were prepared by the former KBL management, for the interim period ended June 30, 2020 (the “Non-Reliance Period”), should no longer be relied upon due to errors in the consolidated financial statements and the related disclosures and should be restated.

Specifically, subsequent to the filing of the December 31, 2020 Current Report on Form 8-K, the Company’s management became aware of the following transactions which were not recorded or disclosed by KBL during the Non-Reliance Period. A description of the transactions are as follows:

1.	$155,555 of cash fees earned by an investment banking firm for a private placement which closed on June 12, 2020. These fees were not recorded in the financial statements of KBL. The result is an understatement of accrued liabilities and an understatement of the debt discount of convertible promissory notes for KBL at June 30, 2020.

2.	$96,011 of accrued issuable equity as a result of the warrants issuable to the same investment banking firm for the private placement which closed on June 12, 2020. These amounts resulting from the warrants issuable were not recorded in the financial statements of KBL. The result is an omission of accrued issuable equity and an understatement of the debt discount of convertible promissory notes for KBL at June 30, 2020.

3.

After taking into account the above mentioned adjustments, in order to avoid recording a debt discount which exceeds the face value of the convertible promissory notes, an additional adjustment was required in order to reduce the debt discount and the related beneficial conversion feature by $144,085.

4.

Pursuant to an agreement entered into between KBL, Dr. Marlene Krauss (the former Chief Executive Officer and director of the Company) and Tyche Capital LLC on June 26, 2020 (“Resignation Agreement”), KBL had an obligation to pay to Dr. Krauss $500,000. This payment to Dr. Krauss was not recorded in the financial statements of KBL. The result is an understatement of compensation expense in the consolidated statements of operations of KBL and an understatement of the accrued expenses in the balance sheet of KBL at June 30, 2020.

5.

Pursuant to the Resignation Agreement, Dr. Krauss received 500,000 shares from an escrow account and KBL issued 500,000 new shares to an escrow account for the benefit of Tyche Capital LLC, which were not recorded in the financial statements of KBL. The result is an understatement of compensation expense by $2,625,000 in the consolidated statements of operations of KBL and an omission of additional paid in capital by the same amount at June 30, 2020.

6.

After taking into account the above mentioned adjustments, in order to bring the shareholder equity of KBL back to over $5,000,000, as required by KBL’s formation documents, an additional $644,085 of temporary equity was transferred to permanent equity as of June 30, 2020. As a result, the common stock subject to possible redemption was overstated by this amount in the previously filed June 30, 2020 consolidated balance sheet.

The Company is working to complete the restatement of the KBL consolidated financial statements for the Non-Reliance Period to address the matters disclosed above as well as restatement of the KBL consolidated financial statements for the quarter ended September 30, 2020 and intends to file the restated KBL consolidated financial statements for the Non-Reliance Period as well as the quarter ended September 30, 2020 by February 8, 2021. Accordingly, investors and others should rely only on the financial information and other disclosures regarding the Non-Reliance Period once the Company restates the KBL consolidated financial statements and not rely on any previously issued or filed registration statements or reports, earning press releases, investor presentations or other communications related thereto covering the Non-Reliance Period.

The Company’s Chair of the Audit Committee and management discussed the above matters with the Company’s independent registered accounting firm.

Forward-Looking Statements

Certain statements included in this Form 8-K are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, among other things, statements regarding the Company’s intent to restate its prior consolidated financial statements for the Non-Reliance Period, the effects of the restatement of the Company’s past financial statements and the expected timing of filing of the Company’s amended periodic report. These statements are subject to risks and uncertainties, including the risk that the process of preparing the restated consolidated financial statements or other subsequent events would require the Company to make additional adjustments to its financial statements and the time and effort required to complete the restatement of its consolidated financial statements and file the amended quarterly report. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this report. Except as required by law, the Company assumes no obligation to update or revise these forward-looking statements for any reason, even if new information becomes available in the future.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 3, 2021

180 LIFE SCIENCES CORP.

By:	/s/ James N. Woody, M.D., Ph.D..
Name: James N. Woody, M.D., Ph.D.
Title: Chief Executive Officer

3